EXHIBIT 99.1

Consolidated Freightways Corporation – Debtors

Consolidating Income Statements

For the Month Ended September 30, 2002

(Unaudited)

	Consolidated Freightways Corporation of Delaware	Consolidated Freightways Corporation	CF AirFreight Corporation	Leland James Service Corporation	Redwood Systems Inc.	CF MovesU Inc.	Total
Revenue—Customers	$436,413	$—	$1,582,609	$—	$—	$—	$2,019,022
Revenue—Affiliates	—	—	48,671	—	—	—	48,671

Total Revenue	436,413	—	1,631,280	—	—	—	2,067,693

Operating Expenses	10,648,334	—	245,973	(1,232)	1,781	11	10,894,867
Salaries, Wages, and Benefits	(61,107,594)	—	697,554	28,616	(482,559)	—	(60,863,983)
Purchased Transportation	(5,182,132)	—	882,981	—	—	—	(4,299,151)
Operating Taxes and Licensing	5,087,635	—	6,220	—	8,096	—	5,101,951
Claims and Insurance	178,910	—	15,954	—	133	—	194,997
Rents	5,506,151	—	174,503	—	16,507	—	5,697,161
Depreciation	41,265,094	—	44,882	465	8,781	—	41,319,222
Amortization	2,309,703	—	5,264,072	1,134,201	32,109	—	8,740,085
Other G&A Expense	3,434,981	—	62,108	(1,162,050)	53,807	—	2,388,846
(Gain) Loss on Sale of Assets	928	—	—	—	—	—	928

Total Operating Expenses	2,142,010	—	7,394,247	—	(361,345)	11	9,174,923

Operating Income (Loss)	(1,705,597)	—	(5,762,967)	—	361,345	(11)	(7,107,230)
Affiliate Interest Expense	(63,940)	—	—	—	—	—	(63,940)
Other Interest Expense	(725,072)	—	—	—	—	—	(725,072)

Interest Expense	(789,012)	—	—	—	—	—	(789,012)
Temporary Investment Interest	2,081	—	—	—	—	—	2,081
Affiliate Interest Income	—	—	—	—	21,804	—	21,804
Other Interest Income	718	—	2	—	—	—	720

Interest Income	2,799	—	2	—	21,804	—	24,605
Debt Expense	(442,305)	—	—	—	—	—	(442,305)
Other Miscellaneous, Net	(217,800)	—	1,312	—	—	—	(216,488)

Income (Loss) Before Income Taxes (Benefits)	(3,151,915)	—	(5,761,653)	—	383,149	(11)	(8,530,430)
Federal Income Tax Current	3,279,135	(125,300)	(2,819,938)	1,504,880	(225,836)	10,851	1,623,792
Foreign Income Tax Current	683	—	—	—	—	—	683

Income Taxes (Benefits)	3,279,818	(125,300)	(2,819,938)	1,504,880	(225,836)	10,851	1,624,475
Net Income (Loss)	$(6,431,733)	$125,300	$(2,941,715)	$(1,504,880)	$608,985	$(10,862)	$(10,154,905)

Consolidated Freightways Corporation – Debtors

Consolidating Income Statements

For the Month Ended October 31, 2002

(Unaudited)

	Consolidated Freightways Corporation of Delaware	Consolidated Freightways Corporation	CF AirFreight Corporation	Leland James Service Corporation	Redwood Systems Inc.	CF MovesU Inc.	Total
Revenue—Customers	$39,824	$—	$1,671,950	$—	$—	$—	$1,711,774
Revenue—Affiliates	—	—	2,667	—	—	—	2,667

Total Revenue	39,824	—	1,674,617	—	—	—	1,714,441

Operating Expenses	2,753,079	—	129,057	(855)	415	11	2,881,707
Salaries, Wages, and Benefits	5,511,979	—	711,740	12,916	28,853	—	6,265,488
Purchased Transportation	(248,216)	—	1,300,746	—	—	—	1,052,530
Operating Taxes and Licensing	37,191	—	8,897	—	—	—	46,088
Claims and Insurance	121,342	—	18,109	—	26	—	139,477
Rents	333,880	—	34,484	—	(58,498)	—	309,866
Depreciation	405,849	—	36,222	1,273	511	—	443,855
Amortization	153,597	—	—	875,119	4,976	—	1,033,692
Other G&A Expense	3,937,158	—	28,791	(888,439)	(554)	—	3,076,956
(Gain)/Loss on Sales of Assets	(44,748)	—	(6,271)	(14)	(71)	—	(51,104)

Total Operating Expenses	12,961,111	—	2,261,775	—	(24,342)	11	15,198,555

Operating Income (Loss)	(12,921,287)	—	(587,158)	—	24,342	(11)	(13,484,114)
Affiliate Interest Expense	(63,940)	—	—	—	—	—	(63,940)
Other Interest Expense	(789,241)	—	—	—	—	—	(789,241)

Interest Expense	(853,181)	—	—	—	—	—	(853,181)
Affiliate Interest Income	—	—	—	—	22,436	—	22,436
Other Interest Income	9,993	—	6	—	32	—	10,031

Interest Income	9,993	—	6	—	22,468	—	32,467
Debt Expense	(437,514)	—	—	—	—	—	(437,514)
Other Miscellaneous, Net	(147,257)	—	475	—	—	—	(146,782)

Income (Loss) Before Taxes	(14,349,246)	—	(586,677)	—	46,810	(11)	(14,889,124)
Federal Income Tax Current	—	—	—	—	—	—	—
State Income Tax Current	—	—	—	—	—	—	—

Income Taxes	—	—	—	—	—	—	—
Net Income (Loss)	$(14,349,246)	$—	$(586,677)	$—	$46,810	$(11)	$(14,889,124)

Consolidated Freightways Corporation – Debtors

Consolidating Income Statements

For the Month Ended November 30, 2002

(Unaudited)

	Consolidated Freightways Corporation of Delaware	Consolidated Freightways Corporation	CF AirFreight Corporation	Leland James Service Corporation	Redwood Systems Inc.	CF MovesU Inc.	Total
Revenue—Customers	$4,701	$—	$1,026,362	$—	$—	$—	$1,031,063

Total Revenue	4,701	—	1,026,362	—	—	—	1,031,063

Operating Expenses	1,270,480	—	61,255	524	747	11	1,333,017
Salaries, Wages, and Benefits	2,665,475	—	610,295	13,192	31,875	—	3,320,837
Purchased Transportation	(1,115,320)	—	767,447	—	—	—	(347,873)
Operating Taxes and Licensing	(60,225)	—	7,136	—	—	—	(53,089)
Claims and Insurance	229,485	—	24,925	—	—	—	254,410
Rents	1,613,099	—	87,322	—	(9,284)	—	1,691,137
Depreciation	347,040	—	22,815	1,273	511	—	371,639
Amortization	153,597	—	—	875,119	4,977	—	1,033,693
Other G&A Expense	3,484,838	—	4,685	(889,827)	—	—	2,599,696
(Gain) Loss on Sale of Assets	(8,872,447)	—	6,271	(280)	(53,644)	—	(8,920,100)

Total Operating Expenses	(283,978)	—	1,592,151	1	(24,818)	11	1,283,367

Operating Income (Loss)	288,679	—	(565,789)	(1)	24,818	(11)	(252,304)
Affiliate Interest Expense	(61,530)	—	—	—	—	—	(61,530)
Other Interest Expense	(531,776)	—	—	—	—	—	(531,776)

Interest Expense	(593,306)	—	—	—	—	—	(593,306)
Affiliate Interest Income	—	—	—	—	22,214	—	22,214
Other Interest Income	552	—	—	—	—	—	552

Interest Income	552	—	—	—	22,214	—	22,766
Debt Expense	(437,514)	—	—	—	—	—	(437,514)
Other Miscellaneous, Net	(142,916)	—	(136)	—	—	—	(143,052)

Income (Loss) Before Taxes	(884,505)	—	(565,925)	(1)	47,032	(11)	(1,403,410)
Federal Income Tax Current	—	—	—	—	—	—	—
State Income Tax Current	—	—	—	—	—	—	—

Income Taxes	—	—	—	—	—	—	—

Net Income (Loss)	$(884,505)	$—	$(565,925)	$(1)	$47,032	$(11)	$(1,403,410)

Consolidated Freightways Corporation—Debtors

Income Statements

For the Month Ended December 31, 2002

(Unaudited)

	Consolidated Freightways Corporation of Delaware	Consolidated Freightways Corporation	CF AirFreight Corporation	Leland James Service Corporation	Redwood Systems Inc.	CF MovesU Inc.	Total
Revenue—Customers	$(25,342,110)	$—	$(228,375)	$—	$—	$—	$(25,570,485)

Total Revenue	(25,342,110)	—	(228,375)	—	—	—	(25,570,485)

Operating Expenses	705,953	—	(101,507)	33	(763)	—	603,716
Salaries, Wages, and Benefits	4,427,830	—	(75,954)	19,194	50,283	—	4,421,353
Purchased Transportation	(269,788)	—	(44,247)	—	—	—	(314,035)
Operating Taxes and Licensing	(1,163,847)	—	484	22	—	—	(1,163,341)
Claims and Insurance	105,524	—	(180,457)	—	—	—	(74,933)
Rents	1,448,029	—	74,149	—	(7,455)	—	1,514,723
Depreciation	344,240	—	29,310	1,273	511	—	375,334
Amortization	153,597	—	12,255	875,119	4,976	—	1,045,947
Other G&A Expense	6,448,627	—	17,310	(892,641)	13,250	—	5,586,546
(Gain)/Loss on Sales of Assets	(1,487,131)	—	—	—	—	—	(1,487,131)

Total Operating Expenses	10,713,034	—	(268,657)	3,000	60,802	—	10,508,179

Operating Income (Loss)	(36,055,144)	—	40,282	(3,000)	(60,802)	—	(36,078,664)
Other Interest Expense	(217,849)	—	—	—	—	—	(217,849)

Interest Expense	(217,849)	—	—	—	—	—	(217,849)
Temporary Investment Interest	103	—	—	—	—	—	103
Affiliate Interest Income	—	—	—	—	23,203	—	23,203
Other Interest Income	97	—	—	—	—	—	97

Interest Income	200	—	—	—	23,203	—	23,403
Debt Expense	(1,340,112)	—	—	—	—	—	(1,340,112)
Other Miscellaneous, Net	(145,364)	—	—	—	—	—	(145,364)

Income (Loss) Before Taxes (Benefits)	(37,758,269)	—	40,282	(3,000)	(37,599)	—	(37,758,586)
Federal Income Tax Current	4,531	—	—	—	—	—	4,531
Foreign Income Tax Current	(474,954)	—	—	—	—	—	(474,954)

Income Taxes (Benefits)	(470,423)	—	—	—	—	—	(470,423)
Net Income (Loss)	$(37,287,846)	$—	$40,282	$(3,000)	$(37,599)	$—	$(37,288,163)

Consolidated Freightways Corporation—Debtors

Consolidating Income Statements

For the Month Ended January 31, 2003

(Unaudited)

	Consolidated Freightways Corporation of Delaware	Consolidated Freightways Corporation	CF AirFreight Corporation	Leland James Service Corporation	Redwood Systems Inc.	CF MovesU Inc.	Total
Revenue—Customers	$—	$—	$(95,237)	$—	$—	$—	$(95,237)

Total Revenue	—	—	(95,237)	—	—	—	(95,237)

Operating Expenses	2,169,271	—	45,086	16	2,764	—	2,217,137
Salaries, Wages, and Benefits	2,157,406	—	(95,822)	11,493	(5,025)	—	2,068,052
Purchased Transportation	211	—	12,980	—	—	—	13,191
Operating Taxes and Licensing	184,912	—	4	—	4	—	184,920
Claims and Insurance	99,192	—	15,895	—	—	—	115,087
Rents	1,259,040	—	9,882	—	(44,762)	—	1,224,160
Depreciation	348,490	—	10,746	1,273	511	—	361,020
Amortization	154,145	—	—	875,119	4,976	—	1,034,240
Other G&A Expense	3,163,068	250	10,868	(887,901)	28,358	250	2,314,893
(Gain)/Loss on Sales of Assets	(1,200,449)	—	(6,260)	—	—	—	(1,206,709)

Total Operating Expenses	8,335,286	250	3,379	—	(13,174)	250	8,325,991

Operating Income (Loss)	(8,335,286)	(250)	(98,616)	—	13,174	(250)	(8,421,228)
Other Interest Expense	(200,440)	—	—	—	—	—	(200,440)

Interest Expense	(200,440)	—	—	—	—	—	(200,440)
Affiliate Interest Income	—	—	—	—	23,244	—	23,244
Other Interest Income	313	—	—	—	—	—	313

Interest Income	313	—	—	—	23,244	—	23,557
Debt Expense	(310,937)	—	—	—	—	—	(310,937)
Other Miscellaneous, Net	(144,663)	—	773	—	—	—	(143,890)

Income (Loss) Before Taxes	(8,991,013)	(250)	(97,843)	—	36,418	(250)	(9,052,938)
Federal Income Tax Current	—	—	—	—	—	—	—
State Income Tax Current	—	—	—	—	—	—	—
Foreign Income Tax Current	—	—	—	—	—	—	—

Income Taxes	—	—	—	—	—	—	—
Net Income (Loss)	$(8,991,013)	$(250)	$(97,843)	$—	$36,418	$(250)	$(9,052,938)

Consolidated Freightways Corporation – Debtors

Consolidating Income Statements

For the Month Ended February 28, 2003

(Unaudited)

	Consolidated Freightways Corporation of Delaware	Consolidated Freightways Corporation	CF AirFreight Corporation	Leland James Service Corporation	Redwood Systems Inc.	CF MovesU Inc.	CFCD 2002 LLC	CFCD 2002 Member LLC	CFCD 2002A LLC	CFCD 2002A Member LLC	Eliminations	Total
Revenue—Customers	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Revenue—Affiliates	—	—	—	—	—	—	954,244	—	316,000	—	(1,270,244)	—

Total Revenue	—	—	—	—	—	—	954,244	—	316,000	—	(1,270,244)	—

Operating Expenses	1,701,039	—	22,171	18	(222)	—	—	—	—	—	—	1,723,006
Salaries, Wages, and Benefits	1,501,222	—	70,546	7,157	—	—	—	—	—	—	—	1,578,925
Purchased Transportation	(27,342)	—	5,391	—	—	—	—	—	—	—	—	(21,951)
Operating Taxes and Licensing	33,999	—	—	—	—	—	—	—	—	—	—	33,999
Claims and Insurance	151,577	—	15,895	—	—	—	37,228	—	9,313	—	—	214,013
Rents	1,101,217	—	1,085	—	(401,990)	—	—	—	—	—	(1,270,244)	(569,932)
Depreciation	344,847	—	8,688	1,273	511	—	—	—	—	—	—	355,319
Amortization	154,145	—	—	875,119	4,976	—	—	—	—	—	—	1,034,240
Other G&A Expense	3,162,484	—	(1,221)	(883,567)	9,322	—	—	—	—	—	—	2,287,018
(Gain)/Loss on Sales of Assets	(6,494,495)	—	—	—	—	—	(15,653,742)	—	—	—	—	(22,148,237)

Total Operating Expenses	1,628,693	—	122,555	—	(387,403)	—	(15,616,514)	—	9,313	—	(1,270,244)	(15,513,600)

Operating Income (Loss)	(1,628,693)	—	(122,555)	—	387,403	—	16,570,758	—	306,687	—	—	15,513,600
Other Interest Expense	(200,870)	—	—	—	—	—	(447,851)	—	(154,983)	—	—	(803,704)

Interest Expense	(200,870)	—	—	—	—	—	(447,851)	—	(154,983)	—	—	(803,704)
Other Interest Income	9,713	—	—	—	—	—	—	—	—	—	—	9,713

Interest Income	9,713	—	—	—	—	—	—	—	—	—	—	9,713
Dividend Income	483,961	—	—	—	—	—	—	467,050	—	16,912	(967,923)	—
Debt Expense	(310,937)	—	—	—	—	—	(709,215)	—	(85,392)	—	—	(1,105,544)
Other Miscellaneous, Net	(123,100)	—	(999)	—	—	—	—	—	—	—	—	(124,099)

Income (Loss) Before Taxes	(1,769,926)	—	(123,554)	—	387,403	—	15,413,692	467,050	66,312	16,912	(967,923)	13,489,966
Federal Income Tax Current	—	—	—	—	—	—	—	—	—	—	—	—
State Income Tax Current	—	—	—	—	—	—	—	—	—	—	—	—
Foreign Income Tax Current	—	—	—	—	—	—	—	—	—	—	—	—

Income Taxes	—	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	$(1,769,926)	$—	$(123,554)	$—	$387,403	$—	$15,413,692	$467,050	$66,312	$16,912	$(967,923)	$13,489,966

Consolidated Freightways Corporation – Debtors

Consolidating Income Statements

For the Month Ended March 31, 2003

(Unaudited)

	Consolidated Freightways Corporation of Delaware	Consolidated Freightways Corporation	CF AirFreight Corporation	Leland James Service Corporation	Redwood Systems Inc.	CF MovesU Inc.	CFCD 2002 LLC	CFCD 2002 Member LLC	CFCD 2002A LLC	CFCD 2002A Member LLC	Eliminations	Total
Revenue—Customers	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Revenue—Affiliates	—	—	—	—	—	—	954,244	—	316,000	—	(1,270,244)	—

Total Revenue	—	—	—	—	—	—	954,244	—	316,000	—	(1,270,244)	—

Operating Expenses	1,851,738	—	13,996	54	49,873	—	7,274	—	—	—	—	1,922,935
Salaries, Wages, and Benefits	1,412,073	—	23,433	7,488	—	—	—	—	—	—	—	1,442,994
Purchased Transportation	(118,740)	—	996	—	—	—	—	—	—	—	—	(117,744)
Operating Taxes and Licensing	455,134	—	—	—	(5,065)	—	(18,573)	—	—	—	—	431,496
Claims and Insurance	98,631	—	15,847	—	—	—	36,857	—	9,313	—	—	160,648
Rents	1,400,399	—	713	—	27,033	—	—	—	—	—	(1,270,244)	157,901
Depreciation	328,798	—	8,688	1,242	511	—	—	—	—	—	—	339,239
Amortization	154,145	—	—	875,119	4,976	—	—	—	—	—	—	1,034,240
Other G&A Expense	3,599,783	—	51,877	(883,903)	17,507	—	—	—	—	—	—	2,785,264
(Gain)/Loss on Sales of Assets	(5,768,410)	—	70,975	—	49,497	—	(13,977,903)	—	—	—	—	(19,625,841)

Total Operating Expenses	3,413,551	—	186,525	—	144,332	—	(13,952,345)	—	9,313	—	(1,270,244)	(11,468,868)

Operating Income (Loss)	(3,413,551)	—	(186,525)	—	(144,332)	—	14,906,589	—	306,687	—	—	11,468,868
Other Interest Expense	(200,955)	—	—	—	—	—	(200,296)	—	(171,588)	—	—	(572,839)

Interest Expense	(200,955)	—	—	—	—	—	(200,296)	—	(171,588)	—	—	(572,839)
Temporary Investment Interest	26	—	—	—	—	—	3,553	—	—	—	—	3,579
Affiliate Interest Income	—	—	—	—	44,239	—	—	—	—	—	—	44,239
Other Interest Income	1,372	—	—	—	—	—	—	—	—	—	—	1,372

Interest Income	1,398	—	—	—	44,239	—	3,553	—	—	—	—	49,190
Debt Expense	(310,937)	—	—	—	—	—	(709,215)	—	(85,392)	—	—	(1,105,544)
Other Miscellaneous, Net	(136,322)	—	(905)	—	—	—	—	—	—	—	—	(137,227)

Income (Loss) Before Taxes	(4,060,367)	—	(187,430)	—	(100,093)	—	14,000,631	—	49,707	—	—	9,702,448
Federal Income Tax Current	—	—	—	—	—	—	—	—	—	—	—	—
State Income Tax Current	—	—	—	—	—	—	—	—	—	—	—	—

Income Taxes	—	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	$(4,060,367)	$—	$(187,430)	$—	$(100,093)	$—	$14,000,631	$—	$49,707	$—	$—	$9,702,448